UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2025
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.25% Senior Notes due 2069	UZD	New York Stock Exchange
5.50% Senior Notes due 2070	UZE	New York Stock Exchange
5.50% Senior Notes due 2070	UZF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

Exchange Offer and Consent Solicitation

On June 16, 2025, T-Mobile USA, Inc. (“T-Mobile USA” and together with T-Mobile US, Inc., “T-Mobile”) announced the preliminary results of the previously announced offers to exchange (the “Exchange Offers”), pursuant to which T-Mobile offered to exchange all validly tendered and accepted 6.700% Senior Notes due 2033 (the “USCC 2033 Notes”), 6.250% Senior Notes due 2069 (the “USCC 2069 Notes”), 5.500% Senior Notes due 2070 (March) (the “USCC March 2070 Notes”) and 5.500% Senior Notes due 2070 (June) (the “USCC June 2070 Notes” and together with the USCC 2033 Notes, USCC 2069 Notes and USCC March 2070 Notes, the “USCC Notes”) issued by United States Cellular Corporation (“USCC”) for new notes to be issued by T-Mobile USA (the “New T-Mobile Notes”), as described in the Exchange Offers.

In connection with the Exchange Offers, T-Mobile also solicited consents (the “Consent Solicitations”) from holders of the USCC Notes to, among other things, modify or eliminate certain notice requirements and restrictive covenants in the USCC Existing Indentures (as defined below) (the “Proposed Amendments”). Withdrawal rights in connection with the Exchange Offers and the Consent Solicitations expired at 5:00 p.m., New York City time, on June 13, 2025, which was the withdrawal deadline for the Exchange Offers and the Consent Solicitations. As of the withdrawal deadline, T-Mobile has received valid consents to the Proposed Amendments from the holders of at least a majority of the outstanding aggregate principal amount of each series of the USCC Notes. On June 17, 2025, USCC entered into:

(a)the twelfth supplemental indenture, dated as of June 17, 2025 (the “USCC Twelfth Supplemental Indenture”), between USCC and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), to the indenture, dated as of June 1, 2002 (the “USCC Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of December 3, 2003 (the “Third Supplemental Indenture”) and the Fifth Supplemental Indenture, dated as of June 21, 2004 (the “Fifth Supplemental Indenture”) relating to the USCC 2033 Notes;
(b)the thirteenth supplemental indenture, dated as of June 17, 2025 (the “USCC Thirteenth Supplemental Indenture”), between USCC and the Trustee, to the USCC Base Indenture, as supplemented by the Ninth Supplemental Indenture, dated as of August 12, 2020 (the “Ninth Supplemental Indenture”) relating to the USCC 2069 Notes;
(c)the fourteenth supplemental indenture, dated as of June 17, 2025 (the “USCC Fourteenth Supplemental Indenture”), between USCC and the Trustee, to the USCC Base Indenture, as supplemented by the Tenth Supplemental Indenture, dated as of December 2, 2020 (the “Tenth Supplemental Indenture”) relating to the USCC March 2070 Notes; and
(d)the fifteenth supplemental indenture, dated as of June 17, 2025 (the “USCC Fifteenth Supplemental Indenture” and together with the USCC Twelfth Supplemental Indenture, the USCC Thirteenth Supplemental Indenture and the USCC Fourteenth Supplemental Indenture, the “USCC Supplemental Indentures”), between USCC and the Trustee, to the USCC Base Indenture, as supplemented by the Eleventh Supplemental Indenture, dated as of May 17, 2021 (the “Eleventh Supplemental Indenture” and collectively with the Third Supplemental Indenture, the Fifth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the USCC Base Indenture, the “USCC Existing Indentures”) relating to the USCC June 2070 Notes.
The USCC Supplemental Indentures provide that (a) the amendments to the USCC Existing Indentures contained therein will not become operative until the date on which the previously announced sale of USCC’s wireless operations to T-Mobile US, Inc. (the “Acquisition”) closes and (b) if the settlement date with respect to the issuance of the New T-Mobile Notes has not occurred within five business days following the date on which the Acquisition closes, the amendments previously effected shall be deemed null and void as if they had not occurred. Pursuant to the USCC Supplemental Indentures, the following sections or provisions (among others) under the USCC Existing Indentures will be deleted, modified or amended:

•Section 3.02 (Action to Redeem Securities) of the USCC Base Indenture, Exhibit A (Form of 6.70% Senior Notes due 2033) to the Third Supplemental Indenture and the Fifth Supplemental Indenture, Section 2.4 (Optional Redemption) of the Ninth Supplemental Indenture, Section 2.4 (Optional Redemption) of the Tenth Supplemental Indenture and Section 2.4 (Optional Redemption) of the Eleventh Supplemental Indenture will be modified to significantly reduce the notice period set forth in such provisions in connection with a redemption of the applicable USCC Notes thereunder;

•Sections 4.02 (Maintenance of Office or Agency for Payment, Registration, Transfer and Exchange of Securities), 4.03 (Paying Agent), 4.04 (Appointment to Fill Vacancy in Office of Trustee), 4.05 (Restriction on Consolidation, Merger of the Company), 4.06 (Original Issue Discount Security), 5.01 (Company to Furnish Trustee Information as to Names and Addresses of Securityholders) and 5.03 (Delivery Obligations of Company) of the USCC Base Indenture will be deleted;

•Sections 10.01 (Consolidations or Mergers of Company and Sales or Conveyances of Property of Company), 10.02 (Successor to Company) and 10.03 (Opinion of Counsel) of the USCC Base Indenture will be deleted;

•Section 11.01(c)(1) (Conditions for Defeasance) of the USCC Base Indenture will be modified and Sections 11.01(c)(4) and 11.01(c)(5) of the USCC Base Indenture (Conditions for Defeasance) will be deleted, in each case as such provisions relate to the USCC Notes due 2069, the USCC Notes due March 2070 and the USCC Notes due June 2070, such that the USCC Notes of such series can be legally defeased by depositing interest and principal through the applicable redemption date if the USCC Notes of such series have been irrevocably called for redemption;

•Sections 3.1 (Limitations on Secured Debt) and 3.2 (Limitation on Sale and Leaseback) of the Third Supplemental Indenture, the Fifth Supplemental Indenture, the USCC Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture will be deleted; and

•Section 4.1 (Additional Events of Default) of the Third Supplemental Indenture, the Fifth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture will be deleted.

The USCC Supplemental Indentures also amend the USCC Existing Indentures, the USCC Notes and any exhibits thereto to make certain conforming or other changes, including modification or deletion of certain definitions and cross-references.

The foregoing description of the USCC Existing Indentures and the USCC Supplemental Indentures is not complete and is qualified in its entirety by the terms and conditions of the USCC Supplemental Indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated in this Current Report on Form 8-K by reference.

This Current Report on Form 8-K does not constitute an offer to exchange or a solicitation of an offer to exchange any securities, nor shall there be any exchange of securities in any state or jurisdiction in which such offer or solicitation or exchange would be unlawful.

Item 3.03. Material Modification to Rights of Security Holders

The information provided in Item 1.01 under the heading “Exchange Offer and Consent Solicitation” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits
4.1
Twelfth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 6.700% Senior Notes due 2033.

4.2
Thirteenth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 6.250% Senior Notes due 2069.

4.3
Fourteenth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 5.500% Senior Notes due 2070 (March).

4.4
Fifteenth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 5.500% Senior Notes due 2070 (June).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION

Date:	June 20, 2025	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Executive Vice President, Chief Financial Officer and Treasurer